Employee Benefit Plan, Statement of Net Asset Available for Benefit (Statement) - EBP CLW NR - USD ($)	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, at fair value (Note 3)	$ 220,259,401	$ 221,965,753
Notes receivable from participants	3,111,756	3,966,139
Employer contribution receivable	81,398	31,104
Total receivables	3,193,154	3,997,243
Net assets available for benefits	$ 223,452,555	$ 225,962,996